EXHIBIT 99.2
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-15,
                   Asset-Backed Certificates, Series 2005-15

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

All averages are weighted averages.  Stdevs are stdev of mean.

                                COUNTRYWIDE        GREENPOINT           NATCITY         Total:
-----------------------------------------------------------------------------------------------
FICO avg                            710.794           711.704           717.492        711.973
FICO stdev                           45.967            42.458            62.805         47.733
FICO <640 %                           5.199             2.493             2.845          3.948
FICO <680%                           30.576            24.108            17.788         26.264
10th Percentile FICO                    654               660               664            657
90th Percentile FICO                    777               775               779            777
CLTV w.avg                           86.952            87.428            86.429         87.017
CLTV >80%                            64.181             67.49            54.876         63.463
10th Percentile CLTV                  68.44            74.737                70             70
90th Percentile CLTV                    100               100               100            100
SS CLTV %                            95.988             94.42            94.646         95.249
% with Silent 2nds                   55.653            65.234            43.032         56.217
Full Doc %                           30.155            10.898            45.827         27.232
Loan Bal avg (000s)              222,299.44        262,517.10        335,710.18     249,378.62
% Jumbo                                   0            42.979            60.766         24.189
DTI %                                37.927            35.399            36.964         36.978
Purch %                              74.056            68.468            72.143         72.016
Cash Out %                           17.061            20.729            20.689         18.838
Fxd %                                     0                 0                 0              0
3 yr ARM >= %                           100            69.458               100         90.778
WAC avg                               6.025             6.772             6.094          6.249
WAC stdev                             0.507             0.532              0.61          0.625
1st Lien %                              100               100               100            100
MI %                                  9.561             2.891            14.158          8.395
CA %                                  28.48            38.546            28.332         31.492
Invt Prop %                           7.674            31.294            20.017         17.083
IO %                                  96.68            84.379            91.206         91.956
IO non-Full Doc %                    67.761             75.26            50.257         66.796
Multi-Fam %                           4.022            11.716             3.812          6.307
Prim Occ %                           81.153             66.26            76.115         75.726
-----------------------------------------------------------------------------------------------
Moody's Base Case Loss                                                                     0.9
-----------------------------------------------------------------------------------------------
S&P BB Loss                                                                               0.55
-----------------------------------------------------------------------------------------------
Fitch BB Loss
-----------------------------------------------------------------------------------------------



Originator/ Source         % Bal.            WA LTV           WA CLTV     WA SS CLTV        FICO          WAC        Purch
-----------------------------------------------------------------------------------------------------------------------------
COUNTRYWIDE                51.355            77.652             86.99         95.988     710.617        6.018       74.056
GREENPOINT                 30.195            77.763            87.802          94.42     712.936        6.686       68.468
NATCITY                     18.45            78.089             85.18         94.646     721.686        6.069       72.143
Name 4
-----------------------------------------------------------------------------------------------------------------------------
Total:                        100            77.766            86.901         95.249     713.354        6.229       72.016
-----------------------------------------------------------------------------------------------------------------------------


Originator/ Source      Invt Prop %           CA%     1st Lien    % with S.2nd       Full Doc        DTI %         IO%        MI %
----------------------------------------------------------------------------------------------------------------------------------
COUNTRYWIDE                   7.674         28.48          100          55.653         30.155        96.68      37.927       9.561
GREENPOINT                   31.294        38.546          100          65.234         10.898       84.379      35.399       2.891
NATCITY                      20.017        28.332          100          43.032         45.827       91.206      36.964      14.158
Name 4
----------------------------------------------------------------------------------------------------------------------------------
Total:                       17.083        31.492          100          56.217         27.232       91.956      36.978       8.395
----------------------------------------------------------------------------------------------------------------------------------




Occupancy                  % Bal.             WALTV       WACLTV     WA SS CLTV      WAFICO       WAC      Purch %    Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
Investor/2nd Home          24.274             77.75       82.674         90.748      725.08      6.49       77.082         70.379
Primary Occup              75.726            77.771       88.256         96.219     709.592     6.145       70.392              0
-----------------------------------------------------------------------------------------------------------------------------------
Total                         100            77.766       86.901         95.249     713.354     6.229       72.016         17.083
-----------------------------------------------------------------------------------------------------------------------------------


Occupancy                        CA%   1st Lien %    % with S.2nd       Full Doc          IO%       DTI %        MI %
---------------------------------------------------------------------------------------------------------------------
Investor/2nd Home             18.937          100          41.088          26.88       88.629      34.803      11.265
Primary Occup                 35.517          100          61.067         27.345       93.022      37.715       7.475
---------------------------------------------------------------------------------------------------------------------
Total                         31.492          100          56.217         27.232       91.956      36.978       8.395
---------------------------------------------------------------------------------------------------------------------



Documentation        % Bal.       WALTV      WACLTV     WA SS CLTV      WAFICO          WAC      Purch %    Invt Prop %
----------------------------------------------------------------------------------------------------------------------------
Full                 27.232       77.55      87.718         95.731     703.396        5.937       64.618          19.59
Non-Full             72.768      77.847      86.595         95.047     717.072        6.338       74.784         16.145
----------------------------------------------------------------------------------------------------------------------------
Total                   100      77.766      86.901         95.249     713.354        6.229       72.016         17.083
----------------------------------------------------------------------------------------------------------------------------


Documentation           CA%   1st Lien %    % with S.2nd       Full Doc          IO%       DTI %        MI %
------------------------------------------------------------------------------------------------------------
Full                 22.103          100          60.853            100       92.391       38.65       7.664
Non-Full             35.006          100          54.483              0       91.793      36.271       8.669
------------------------------------------------------------------------------------------------------------
Total                31.492          100          56.217         27.232       91.956      36.978       8.395
------------------------------------------------------------------------------------------------------------



Interest Only        % Bal.       WALTV      WACLTV     WA SS CLTV      WAFICO          WAC      Purch %    Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------
2 or 3-yr IO
Other IO             91.956      77.772      87.244         95.478     713.292        6.213       72.629         15.874
Non-IO                8.044      77.701      82.976         91.541     714.071        6.405       64.999         30.911
-----------------------------------------------------------------------------------------------------------------------------
Total                   100      77.766      86.901         95.249     713.354        6.229       72.016         17.083
-----------------------------------------------------------------------------------------------------------------------------


Interest Only            CA%   1st Lien %    % with S.2nd     Full Doc %          IO%       DTI %        MI %
-------------------------------------------------------------------------------------------------------------
2 or 3-yr IO
Other IO              33.124          100          57.578         27.361          100      36.993       8.146
Non-IO                12.835          100          40.662         25.758            0      36.805      11.237
-------------------------------------------------------------------------------------------------------------
Total                 31.492          100          56.217         27.232       91.956      36.978       8.395
-------------------------------------------------------------------------------------------------------------




FICO                 % Bal.       WALTV      WACLTV     WA SS CLTV      WAFICO          WAC      Purch %    Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------
0-600                 0.109      75.577      75.577              0     594.578        5.849       61.372              0
601-640               4.128      75.803      80.477         91.485     630.947        6.226       38.701            6.2
641-680              22.788      77.355      85.454          94.48       664.1        6.299       58.609         13.545
681-700              15.219      77.829      87.424         94.718     690.494        6.282       67.863          17.68
700>=                57.756      78.056      87.815          95.83     744.788        6.188       80.801         19.133
-----------------------------------------------------------------------------------------------------------------------------
Total                   100      77.766      86.901         95.249     713.354        6.229       72.016         17.083
-----------------------------------------------------------------------------------------------------------------------------



FICO                    CA%   1st Lien %    % with S.2nd     Full Doc %         IO %       DTI %        MI %
------------------------------------------------------------------------------------------------------------
0-600                     0          100               0            100       38.628      39.908      24.222
601-640              32.023          100          36.202         53.634       94.351      38.695       7.987
641-680              28.702          100          51.528         37.773       91.309      38.498        7.69
681-700               30.82          100          61.077         27.458       92.175      36.915       6.851
700>=                32.792          100          58.324         20.988       92.083      36.231        9.08
------------------------------------------------------------------------------------------------------------
Total                31.492          100          56.217         27.232       91.956      36.978       8.395
------------------------------------------------------------------------------------------------------------


Lien Position        % Bal.       WALTV      WACLTV     WA SS CLTV      WAFICO          WAC      Purch %    Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------
1st Lien                100      77.766      86.901         95.249     713.354        6.229       72.016         17.083
2nd Lien
-----------------------------------------------------------------------------------------------------------------------------
Total                   100      77.766      86.901         95.249     713.354        6.229       72.016         17.083
-----------------------------------------------------------------------------------------------------------------------------


Lien Position            CA%   1st Lien %    % with S.2nd     Full Doc %       IO %        DTI %         MI %
-------------------------------------------------------------------------------------------------------------
1st Lien              31.492          100          56.217         27.232       91.956      36.978       8.395
2nd Lien
-------------------------------------------------------------------------------------------------------------
Total                 31.492          100          56.217         27.232       91.956      36.978       8.395
-------------------------------------------------------------------------------------------------------------

                                                                                                                 % with
WACLTV           WA SS CLTV      WAFICO         WAC         % Bal.     Purch %  Invt Prop %   1st Lien %    S.2nds  CA%
---------------------------------------------------------------------------------------------------------------------------
80-85%                1.834      76.253      83.646         83.263     696.397        6.224       33.866         19.132
85-90%               19.792      81.925      89.767         89.767     707.917        6.426       79.395         31.508
90-95%               15.455       81.56      94.841         94.841     718.776        6.254       82.695         11.224
95-100%              26.382      79.949      99.953         99.956     720.258        6.178       97.721          0.048
---------------------------------------------------------------------------------------------------------------------------



WACLTV               CA %   Full Doc %             IO%          DTI %    % with MI
----------------------------------------------------------------------------------------------------------
80-85%             19.674          100           75.47         31.087       77.737       37.47       24.53
85-90%             22.533          100          72.011         22.377       89.684      36.835      27.989
90-95%             26.404          100           85.42          28.35       94.436       37.05      14.787
95-100%            39.886          100          99.644         33.527        97.22      38.113       0.455
----------------------------------------------------------------------------------------------------------


                                                                                                 % with
SSCLTV               WAFICO         WAC       % Bal.       Purch % Invt Prop %   1st Lien %    S.2ndsCA%           CA %
--------------------------------------------------------------------------------------------------------------------------
80-85%                2.462      73.468      83.263         83.263     694.197        6.183       24.657          18.87
85-90%               25.353      78.877      89.767         89.767     706.062        6.378       77.782          34.09
90-95%               23.483      79.293      94.841         94.841      717.08        6.211       81.091          13.14
95-100%              46.762      79.881      99.956         99.956     720.375        6.178       97.713          0.048
--------------------------------------------------------------------------------------------------------------------------



SSCLTV           Full Doc %          IO%           DTI %      % with MI
------------------------------------------------------------------------------------------------------------
80-85%               20.838          100             100         34.036       74.588      36.779           0
85-90%               26.624          100             100         21.655       90.014      36.318           0
90-95%               29.291          100             100         29.452       94.508      36.642       0.243
95-100%              39.881          100             100         33.289       97.567      38.102       0.099
------------------------------------------------------------------------------------------------------------